Exhibit 99.1

Corporate Presentation December 2019 NASDAQ: SWTX

Forward-Looking Statements This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Words such as, but not limited to, "look forward to," "believe," "expect," "anticipate," "estimate," "intend," "plan," "would," "should" and "could," and similar expressions or words, identify forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, statements regarding: (i) the success and timing of our ongoing DeFi and ReNeu clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partner's ongoing and planned clinical trials, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners' abilities to manufacture our product candidates and scale production, and, (viii) our ability to meet any specific milestones set forth herein. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between SpringWorks' expectations and actual results, you should review the "Risk Factors" section(s) of our filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While SpringWorks believes these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. PROPRIETARY & CONFIDENTIAL 2

SpringWorks Therapeutics is a Clinical-Stage Targeted Oncology Company ? Two late-stage rare oncology programs commenced potentially registrational trials in 2019, each supported by strong clinical data Grady NF1 patient ? Three programs addressing large opportunities in genetically defined cancers in collaboration with industry leaders Dana Desmoid patient ? Leveraging strong development capabilities and shared-value partnerships to enhance portfolio value and become the partner of choice for industry leaders Sheila NF1 patient ? Led by an experienced management team with deep expertise in drug development and commercialization ? Well-capitalized to execute important value-driving milestones across both standalone and partnered programs Emmie NF1 patient Our ambition is to ignite the power of promising science to unleash new possibilities for patients PROPRIETARY & CONFIDENTIAL 3

Demonstrated Leadership Advancing Transformative Therapies Leadership Team Saqib Islam, J.D. Chief Executive Officer Jens Renstrup, M.D., MBA Chief Medical Officer Badreddin Edris, Ph.D. Chief Business Officer Frank Perier, MBA Chief Financial Officer Mary Smith, Ph.D. Senior Vice President, Clinical Research and Development Board of Directors Daniel S. Lynch Chairman of the Board Alan Fuhrman Amplyx Pharmaceuticals, Chief Financial Officer Saqib Islam, J.D. SpringWorks Therapeutics, Chief Executive Officer Freda Lewis-Hall, M.D., DFAPA Pfizer, Executive Vice President Jeffrey Schwartz Bain Capital Life Sciences, Managing Director Stephen Squinto, Ph.D. OrbiMed, Executive Partner PROPRIETARY & CONFIDENTIAL 4

Advancing Diversified Pipeline of Targeted Oncology Programs as Standalone and Combination Therapies

Program	Preclinical	Phase 1	Phase 2	Phase 3	Key Anticipated Milestones	Partner / Collaborator
Nirogacestat Desmoid Tumors* *Gamma secretase inhibitor (GSI)*	PHASE 3 (DeFi)				Phase 3 trial update: **2H20**	
Nirogacestat + Belantamab Mafodotin Relapsed/Refractory Multiple Myeloma *GSI + BCMA-targeted ADC*	PHASE 1B				Phase 1b trial initiation: **1Q20**	gsk
Mirdametinib NF1-Associated Plexiform Neurofibromas (NF1-PN)† *MEK 1/2 inhibitor (MEKi)*	PHASE 2B (ReNeu)				Phase 2b trial update: **4Q20-1Q21**	
Mirdametinib + Lifirafenib *RAS/RAF* Mutant and Other MAPK Pathway Aberrant Solid Tumors *MEKi + RAF dimer inhibitor*	PHASE 1B				Phase 1b trial update: **2020**	BeiGene
BGB-3245 (1) *RAF* Mutant Solid Tumors *RAF fusion and dimer inhibitor*	PRECLINICAL				Phase 1 trial initiation: **1Q20**	BeiGene

Collaborator Asset

Note: Nirogacestat = PF-03084014 and Mirdametinib = PD-0325901 (both in-licensed from Pfizer).
* Received Orphan Drug, Fast Track and Breakthrough Therapy Designations.
† Received Orphan Drug and Fast Track Designations.
(1) Being developed by MapKure, LLC, jointly owned by SpringWorks and BeiGene.

5
PROPRIETARY & CONFIDENTIAL
SpringWorks THERAPEUTICS

Two Potentially Registrational Trials Ongoing in Rare Oncology Indications


Dana


Kendall

	Nirogacestat *Gamma Secretase Inhibitor* *Desmoid Tumors*	Mirdametinib *MEK Inhibitor* *NF1-Associated Plexiform Neurofibromas*
Disease Manifestation	▪ Highly morbid disease that can cause severe pain, disfigurement, and incapacitating loss of physical function	▪ Aggressive tumor growth that can lead to severe pain and functional impairment, most often manifesting in children
Current Treatments	▪ Currently no FDA approved therapies ▪ Off-label treatment options provide inconsistent clinical benefit	▪ Currently no FDA approved therapies ▪ Opportunity for differentiated profile vs. other MEK inhibitors
Existing Data	▪ Generally well tolerated in over 200 subjects ▪ Clinical activity observed in desmoid tumor patients (most of whom were heavily pre-treated) in Ph1 and Ph2 trials	▪ Clinical activity and tolerability observed in Ph2 trial in adolescents and adults with NF1-PN
Regulatory Designations	▪ Received FDA Fast Track and Breakthrough Therapy Designations and Orphan Drug Designation from both FDA and European Commission	▪ Received Fast Track Designation from FDA and Orphan Drug Designation from both FDA and European Commission
Ongoing Trial	▪ Progression-free survival is primary endpoint in ongoing Ph3 trial (DeFi) and is supported by precedent data	▪ Potentially registrational Ph2b trial (ReNeu) is enrolling NF1-PN patients of all ages (pediatrics, adolescents and adults)
	Potential to become the first approved therapy in an orphan oncology indication with substantial morbidity	**Potentially best-in-class program for large orphan oncology indication with no approved treatments**

6
PROPRIETARY & CONFIDENTIAL
SpringWorks THERAPEUTICS

Three Programs Addressing Large, Genetically Defined Cancers in Collaboration with Industry Leaders

	Mirdametinib + Lifirafenib			Nirogacestat + Belantamab Mafodotin	BGB-3245		
	Non-Small Cell Lung	Endometrial	Selected GI Tumors [1]	Refractory/Relapsed Multiple Myeloma	Solid Tumors with BRAF Mutations/Fusions (Tissue Agnostic)		
Partner / Collaborator	BeiGene			gsk	BeiGene [2]		
Biomarker	KRAS & NRAS			BCMA	BRAF Class 2/3 Mutations	BRAF Fusions	V600 Primary & Resistance Mutations

Total Annual U.S. Incident Population



~152,000
NSCLC 32%
Endometrial 6%
Selected GI Tumors (1) 62%



~27,000
BCMA 100%



~130,000
BRAF Class 2/3 Mutations 21%
BRAF Fusions 4%
V600 Primary & Resistance Mutations 75%

Expecting to have three programs in large cancer indications in the clinic by 1Q20, each supported by strong preclinical activity in the selected biomarker settings

(1) Includes colorectal, biliary tract and pancreatic tumors.
(2) Program being developed by MapKure, LLC, jointly owned by SpringWorks and BeiGene.

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PROPRIETARY & CONFIDENTIAL
SpringWorks THERAPEUTICS

Nirogacestat Desmoid Tumors

Nirogacestat: A New Paradigm for Patients With Desmoid Tumors Dana Desmoid patient ? Nirogacestat is an oral, selective gamma secretase inhibitor with > 9 years of clinical experience (over 200 subjects exposed) ? Clinical activity observed in Phase 1 and Phase 2 trials in desmoid tumors independent of prior lines of therapy and underlying mutation ? Generally well tolerated compound suitable for long term dosing ? Received FDA Fast Track and Breakthrough Therapy Designations and Orphan Drug Designation from both FDA and European Commission ? Phase 3 DeFi trial currently enrolling desmoid tumor patients and FDA has agreed to progression-free survival (PFS) serving as primary endpoint Update to be provided on Phase 3 DeFi trial in 2H20 PROPRIETARY & CONFIDENTIAL 9

Desmoid Tumors are Highly Morbid Soft Tissue Tumors that are Poorly Responsive to Surgical Interventions and Off-Label Therapies

Painful, disfiguring, and disabling condition

- French Desmoid Advocacy Group Survey (n=102):
  - **Presence of pain in 63%** of patients
  - **Permanent pain in 38%** of patients with pain
- Memorial Sloan Kettering/Quintiles PRO tool development patient interviews (n=31):
  - **Disfigurement in 81%** of patients
  - **Restricted range of motion in 68%** of patients

No currently approved therapies

- **Recurrence post-surgical resection of up to 70%**
- Off-label systemic therapies (TKIs, chemotherapeutics) associated with a **challenging AE profile and inconsistent efficacy**
- Physicians often **adopt a watchful waiting approach** given post-surgical recurrence rates and inconsistent benefit from available off-label systemic therapies

~1,000-1,500 newly incident patients per year in US

- Young patient population, with tumors more commonly diagnosed in the **third and fourth decades of life**
- **Estimated 5,500-7,000 patients actively receiving treatment in the US in any given year**

CLINICAL PRESENTATION OF DESMOID TUMORS


Head and Neck
Intra-abdominal
Upper Extremities
Thoracic
Lower Extremities

10 PROPRIETARY & CONFIDENTIAL

Note: PRO = Patient-reported outcomes
Source: Rigaux et al., *Bulletin du Cancer*, 2015; Penel et al., *European Journal of Cancer*, 2017; Tsagozis et al., *Annals of Medicine & Surgery*, 2017; SpringWorks market research.

Initial Clinical Activity of Nirogacestat Observed in Desmoid Tumors PHASE 1 PHASE 2 PHASE 3 All evaluable desmoid tumor patients in the study responded to nirogacestat treatment (1) Note: Disease control rate is percentage of patients experiencing objective response or stable disease on therapy as measured by RECIST v1.0, Source: Villalobos, Annals of Surgical Oncology, 2018; Messersmith, Clinical Cancer Research, 2015. (1) Per investigator "the only patient with clinical progression received PF-03084014 (220 mg BID) for 15.2 months and exhibited significant clinical improvement on therapy." Across the entire 64 patient Ph1 there were four discontinuations due to treatment-related AEs with a majority occurring during cycle 1. PROPRIETARY & CONFIDENTIAL 11 (2) RECIST Responses ? Median PFS (mPFS): Not reached by publication date due to lack of tumor progression ? Disease Control Rate (DCR): 100% ? Objective Response Rate (ORR): 71.4% (5/7 evaluable desmoid patients) ? Median Duration of Treatment was 49.5 months at publication ? Of the 7 evaluable desmoid patients on study, none discontinued due to AEs (2) Most Responses Continued Past 4 Years (RECIST v1.0) 50% 40% 30% 20% 10% 0% -6 (10%)Treatment Duration (Months) (20%) (30%) (40%) (50%) (60%) (70%) Germline APC syndrome Spontaneous desmoid ? 80 mg BID ? 100 mg BID ? 150 mg BID ? 220 mg BID ??? 330 mg BID Patient 5 (1) 122436486072849 Patient 7 Patient 4 Patient 6 Patient 2 Patient 3 Patient 1

Encouraging Clinical Activity and Tolerability Observed in NCI-Conducted Phase 2 Trial in a Refractory and Heavily Pre-Treated Patient Population

PHASE 1 | **PHASE 2** | PHASE 3

Clinical Responses by RECIST v1.1



Mutations: APC (germline) APC (somatic) CTNNB1 T41A CTNNB1 S45F No mutations
30
20
10
0
(10)
(20)
(30)
(40)
(50)
(60)
(70)
(80)
Change in Tumor size (%)
CT
MRI
NP
16 32 03 37 12 34 10 06 31 17 11 08 13 15 05 39 14
Patient number

- **mPFS: Not reached by publication date due to lack of progression**
  - At time of enrollment, all patients had progressing tumors
  - Patients failed a median of 4 prior lines (1-9) of systemic therapy [(1)]
  - ORR of 29.4% (5/17) with no Progressive Disease

Durability and Tolerability with Long-Term Dosing



02
06
05
03
07
04
11
17
16
12
15
09
08
13
01
14
10
Patient number
0 5 10 15 20 25 30 35 40 45
Total number of cycles on treatment
Ongoing
Partial Response
Mutations:
APC (germline)
APC (somatic)
CTNNB1 T41A
CTNNB1 S45F
No mutations

- **59% of patients remained on treatment >2 years and 71% of patients stayed on drug for >1 year**
  - Median Duration of Treatment was >25 months at publication, with 6 patients continuing to receive nirogacestat as of August 2019 (treatment durations range from 50 to 60 months in these patients)
  - Well tolerated; only 1 discontinuation due to AE (grade 2 urticaria not responsive to dose reduction) [(2)]

Shown to arrest tumor growth in a heavily pre-treated patient population (i.e., TKIs, chemo, surgery)

Note: Per RECIST 16/17 patients were evaluable. One treatment cycle = 150 mg BID continuously for 21 days. Patient #1 had a missing baseline measurement (but had MRI). Patient #14 was not evaluable per protocol, withdrew from study after cycle 1 due to travel requirements.
Source: Kummar et al., *Journal of Clinical Oncology*, 2017.
(1) 71% had received chemotherapy, 65% NSAIDs, and 59% TKIs; 4/5 partial responses had previously failed imatinib or sorafenib.
(2) No grade 4 events, all grade 3 events related to hypophosphatemia, a known class effect easily reversible with oral supplements.

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PROPRIETARY & CONFIDENTIAL
SpringWorks THERAPEUTICS

Double-Blind, Placebo-Controlled Phase 3 Trial (DeFi Trial) Has Commenced

PHASE 1 | PHASE 2 | **PHASE 3**

Trial Summary

- ~115 patients at ~60 sites in the US and EU
- Open label extension for patients progressing on placebo
- 90% powered to show ~12 month PFS difference between nirogacestat and placebo (1)

Summary of Endpoints

DeFi

- Primary Endpoint: Progression-free survival
  - ~50% of placebo patients expected to progress by 8 months (2)
  - Study designed to enable a potential interim analysis
- Secondary: Safety and tolerability, ORR, duration of response, volumetric tumor change (MRI), patient-reported outcomes (PRO)


Eligible Patients
1 Treatment-naïve progressing
2 Relapsed progressing
3 Refractory progressing
R
1:1
Nirogacestat
150mg BID
Placebo
Progressive Disease (PD) (3)
PD (3)
Open label
Nirogacestat
150mg BID
PD (3)
Follow-up

Note: Progression defined ≥20% increase over past 12 months by RECIST v1.1

Key Event	Timing
Phase 3 Initiation	May 2019
Trial Update	2H20
Topline Data Readout	2Q21-3Q21

(1) A total of 51 events will provide 90% power and a 1-sided type 1 error rate of 0.025 (1-side hypothesis) to detect a difference between nirogacestat and placebo, assuming the median PFS in the nirogacestat group is 20 months and 8 months in the placebo group.
(2) Assumption based on placebo arm from sorafenib Ph3 trial presented at ASCO 2018.
(3) As defined by RECIST v1.1.

13
PROPRIETARY & CONFIDENTIAL

SpringWorks THERAPEUTICS

Nirogacestat Has the Potential to Become the Standard of Care Treatment for Desmoid Tumors

DESMOID TUMOR MARKET RESEARCH

- **Conducted quantitative and qualitative market research survey of 200+ physicians,** each of whom has treated at least 5 desmoid tumor patients over the preceding 5 years
- Physician feedback corroborates published findings of **substantial rates of recurrence following surgery**
- Survey suggested **~50% of patients receiving a given systemic therapy,** such as chemotherapy or a TKI, will not have a satisfactory treatment outcome and **will require subsequent treatment**
- **Up to 90% or more of desmoid tumor patients will receive at least one active intervention,** per physician feedback

DESMOID TUMOR TREATMENT ALGORITHM



Primary Desmoid Tumors Cases
~1,000-1,500 US patients per year
Potential for Front-Line Nirogacestat Uptake
Potential for Second-Line Nirogacestat Uptake
Progressing or Symptomatic? (1)
No
Yes
Wait-and-see
Surgery / radiation
Medical treatment
Asymptomatic and non-progressive
Resolution
Asymptomatic and non-progressive
Symptomatic and/or progressive
Residual or recurrent disease
Symptomatic and/or progressive
Consider second-line intervention

We estimate 5,500 to 7,000 desmoid tumor patients are actively receiving treatment in the US per year

14
PROPRIETARY & CONFIDENTIAL

Note: Treatment algorithm based on published guidelines and physician interviews.
Source: SpringWorks market research.
(1) After initial wait-and-see period to determine optimal regimen given level of symptom burden and/or tumor progression.

SpringWorks THERAPEUTICS

Nirogacestat + Belantamab Mafodotin Combination Therapy in Relapsed/Refractory Multiple Myeloma

Advancing First-in-Class Combination of Nirogacestat with Belantamab Mafodotin in Collaboration with GlaxoSmithKline

Phase 1b Trial Initiating in 1Q20 and Supported by Strong Preclinical Data

SpringWorks / gsk

Nirogacestat + Belantamab Mafodotin

Relapsed/Refractory Multiple Myeloma (RRMM)

GSI + BCMA-targeted ADC

- ~27,000 relapsed/refractory multiple myeloma patients in the US without treatment options
- Belantamab mafodotin is a first-in-class BCMA ADC with demonstrated clinical activity
- Strong mechanistic rationale, preclinical data, and clinical data support the combination approach
- Phase 1b trial (sub-study of GSK DREAMM-5 platform trial) to begin in 1Q20 with GSK leading clinical operations and assuming all development costs
- Opportunity to advance potentially best-in-class combination therapy in area of high unmet need in collaboration with industry leader

16
PROPRIETARY & CONFIDENTIAL
SpringWorks THERAPEUTICS

Combination Approach: Using a Gamma Secretase Inhibitor to Potentiate BCMA-Directed Therapies for the Treatment of Multiple Myeloma

BCMA has emerged as a promising target in multiple myeloma

- Universally expressed on the surface of multiple myeloma cells and clinically validated across modalities

Gamma secretase directly cleaves membrane-bound BCMA

- **GSI can reduce shedding of BCMA** to improve activity of BCMA-directed therapies
- **GSI can limit soluble BCMA levels**, which act as a 'sink' for BCMA-directed therapies
- **GSI can upregulate surface BCMA expression,** including in patients that have failed prior BCMA-directed therapies

Preclinical and clinical data support combination approach

- Data reproduced with multiple BCMA agents and GSIs, including nirogacestat
- Initial clinical combo data further validate the contribution of GSI to BCMA efficacy

MECHANISM OF ACTION OF NIROGACESTAT + BELANTAMAB MAFODOTIN



Inactive BCMA ECD-bound ADC
BCMA targeted ADC
Cleaved BCMA ECD
BCMA
Gamma Secretase
Low ADC binding and anti-BCMA activity
Nirogacestat GSI
Increased ADC binding and enhanced anti-BCMA activity with MM cell death

Nirogacestat has the potential to become a best-in-class potentiator of BCMA-directed therapies

17

PROPRIETARY & CONFIDENTIAL

Source: Cowan et al., Abstract #204 "Efficacy and Safety of Fully Human Bcma CAR T Cells in Combination with a Gamma Secretase Inhibitor to Increase Bcma Surface Expression in Patients with Relapsed or Refractory Multiple Myeloma", ASH 2019; Eastman et al., Abstract #4401 "Synergistic Activity of Belantamab Mafodotin (anti-BCMA immuno-conjugate) with Nirogacestat (PF-03084014, gamma-secretase inhibitor) in Bcma-Expressing Cancer Cell Lines", ASH 2019; Green et al., Abstract #1856 "Response to Bcma CAR-T Cells Correlates with Pretreatment Target Antigen Density and Is Improved By Small Molecule Inhibition of Gamma Secretase", ASH 2019; Laurent et al., *Nat. Comm.*, 2015; Pont et al., *Blood*, 2019.

SpringWorks THERAPEUTICS

Nirogacestat Prevents BCMA Shedding, Upregulates BCMA Expression, and Shows Synergistic Cell Killing with BCMA ADC in Human MM Cell Lines Nirogacestat rapidly and significantly upregulates BCMA cell surface expression levels Nirogacestat enhances multiple myeloma cell killing activity of BCMA ADC by up to ~3,000-fold Note: ECD = extracellular domain; ADC = antibody-drug conjugate; MM = multiple myeloma. PROPRIETARY & Source: Eastman et al., Abstract #4401 "Synergistic Activity of Belantamab Mafodotin (anti-BCMA immuno-conjugate) with Nirogacestat (PF-03084014, 18 CONFIDENTIAL gamma-secretase inhibitor) in Bcma-Expressing Cancer Cell Lines", ASH 2019. 2.5000 0.2500 0.0250 0.0025 0.0000 Nirogacestat concentration (µM) 2.5000 0.2500 0.0250 0.0025 0.0000 2.5000 0.2500 0.0250 0.0025 0.0000 2.5000 0.2500 0.0250 0.0025 0.0000 1 Nirogacestat prevents cleavage of membrane-bound BCMA and shedding of soluble BCMA ECD 2.50.0 Nirogacestat concentration (µM) 2 0.0 2.5 BCMA expression 3 Niro 2.5µMNiro 0.25µMNiro 0.025µMNiro 0.0025µMBCMA ADC AloneIgG ADC + Niro 2.5µM

Mirdametinib NF1-Associated Plexiform Neurofibromas

Mirdametinib: Potential Best-in-Class Therapy for Patients with NF1-PN Kendall NF1 patient ? Mirdametinib is an oral, small molecule MEK1/2 inhibitor with clinical validation and over 200 subjects exposed to date Encouraging results from Phase 2 investigator-initiated trial in adolescents and adults with NF1-associated plexiform neurofibromas (NF1-PN) ? ? Compound potency and optimized dose/schedule may allow for a potentially differentiated profile versus other MEK inhibitors ? FDA granted Orphan Drug Designation (NF1) and Fast Track Designation (NF1-PN), and European Commission granted Orphan Drug Designation (NF1) ? Phase 2b ReNeu trial currently enrolling both adult and pediatric patients, and regulatory precedent allows for single-arm trial to be potentially registrational Phase 2b ReNeu trial update expected 4Q20-1Q21 PROPRIETARY & CONFIDENTIAL 20 20

Plexiform Neurofibromas Are Painful, Disfiguring Tumors That Grow Along Peripheral Nerve Sheaths

NF1-PN are a painful and devastating condition with significant morbidities

- Mutations in NF1 gene cause loss of neurofibromin, a key repressor of the MAPK pathway, leading to **uncontrolled tumor growth across the body**
- NF1-PN are **tumors that grow along the nerves** and can **lead to extreme pain and disfigurement**
- NF1 can have significant co-morbidities, including neurocognitive deficits and developmental delays

No currently approved therapies

- Infiltrative growth pattern along nerves make successful surgical resection challenging and **surgery can lead to permanent nerve damage and disfigurement**
- Off-label systemic therapies deemed inadequate

~100,000 NF1 patients in the United States

- **~30-50% lifetime risk of developing plexiform neurofibromas** in NF1 population
- **NF1-PN can malignantly transform into MPNST**, a diagnosis that has a **12-month survival rate of under 50%**

CLINICAL PRESENTATION OF NEUROFIBROMAS

Increased Severity - Additional Mutational Burden

Presentation		Lifetime Risk
Cutaneous Baseline Disease		>90%
Plexiform Neurofibromas Disease Progression		~30-50%
Malignant Peripheral Nerve Sheath Tumors (MPNST) Malignant Transformation		8-15%

MEK inhibitors are rapidly emerging as a validated class for the treatment of NF1-PN

21
PROPRIETARY & CONFIDENTIAL

Source: Kim et al., *Sarcoma*, 2017.

SpringWorks THERAPEUTICS

Mirdametinib: Encouraging Phase 2 Results with Potentially Differentiated Safety Profile vs. Other MEK Inhibitors PHASE 2 PHASE 2B fatigue (1) and pain (1) observed with other MEK inhibitors We believe that mirdametinib has the opportunity to demonstrate a more tolerable safety profile than other MEK inhibitors Source: Weiss, Children's Tumor Foundation 2017 Annual Meeting Presentation. (1) In Nguyen et al. 2012, 95 NF1-PN patients had the volumes of single PN lesions monitored over time. Of these patients, 69 were greater than 16 years of age at the time of the initial assessment (range: 16.1 to 62.6 years), representing a total of 146 NF1-PN lesions. The duration of follow-up between scans ranged from 1.05 to 4.10 years (average: 2.40 years). Of the 146 lesions monitored, 6 were documented to have had a volumetric decrease of ?20% (4.1%). PROPRIETARY & CONFIDENTIAL 22 Percentage (%) Objective Response RateTrial Design and Clinical Activity ? 19 patients with inoperable and symptomatic or growing PNs, ages 16-39 years (median age: 24) ? 2 mg/m2 (up 4 mg BID) administered via intermittent (3 week on/1 week off) dosing schedule ? 8/19 (42%) responders, prospectively defined as ? 20% tumor reduction by course 12 of treatment Tolerability ? 5 dose reductions, all due to Gr2 events: rash (2), nausea (1), ? No Gr4 events; 7 treatment-emergent Gr3 events reported in 5 patients; only 2 events (pain in the same patient) were considered treatment-related by the investigator ? Dose and schedule minimized historical class toxicities 60% 50% 40% 30% 20% 10% 0% MirdametinibAge-Matched Historical Controls (1) 42.1% 4.1%

Single-Arm Phase 2b Trial (ReNeu Trial) Has Commenced

PHASE 2 | **PHASE 2B**

ReNeu

Trial Summary

- Expected to enroll ~100 patients in 2 strata (pediatrics, adults) across ~50 sites in North America
- 2 mg/m^2 BID dosing with intermittent 3 weeks-on, 1 week-off schedule (4-week course) for up to 24 cycles
  - Maximum dose of 4 mg BID

Summary of Endpoints

- Primary Endpoint: Objective response rate (ORR)
- Secondary Endpoints: Safety and tolerability, duration of response, overall quality of life (QoL) and change and effect of pain on QoL as measured by Pediatric Quality of Life Inventory



Eligible Patients
"Major deformity" or "significantly disfiguring" tumor
Stratum 1
2 – 17 years old
Stratum 2
≥18 years old
Mirdametinib
2 mg/m² BID
3 weeks on / 1 week off
Up to 24 cycles
Safety follow-up
(28 days)

Key Event	Timing
Pre-IND Meeting	August 2018
Phase 2b Initiation	October 2019
Trial Update	4Q20-1Q21

Treatment duration and trial populations designed to demonstrate full potential of mirdametinib in NF1-PN

23 PROPRIETARY & CONFIDENTIAL

SpringWorks THERAPEUTICS

Mirdametinib + Lifirafenib Combination Therapy in RAS/RAF Mutant and Other MAPK Pathway Aberrant Solid Tumors

Advancing Potentially Best-in-Class MEK/RAF-Dimer Inhibitor Combination in Collaboration with BeiGene

Phase 1b Trial Ongoing with Trial Update Expected in 2020

SpringWorks / BeiGene

Mirdametinib + Lifirafenib

***RAS/RAF* Mutant Solid Tumors**

MEKi + RAF dimer inhibitor

- Significant area of unmet need in cancer patients with *RAS/RAF* mutations and other MAPK pathway aberrations (approximately 25% of solid tumors)
- Lifirafenib possesses potentially best-in-class profile among RAF dimer inhibitors and preclinical data supports combination with mirdametinib
- Ph1b initiated in Australia in 2Q19 and US IND opened in 3Q19
- Trial update expected in 2020 from dose-escalation portion of Ph1b study
- Focused investment until significant clinical validation achieved

25
PROPRIETARY & CONFIDENTIAL
SpringWorks THERAPEUTICS

Combination Approach: Vertical RAS-Mutant Solid Tumors MAPK Pathway Inhibition to Address No currently approved targeted therapies for RAS mutant cancers ? RAS mutations account for approximately 25% of all solid tumors, >200k newly incident US patients annually Patients with RAS mutations typically have poor prognoses or outcomes ? Lifirafenib is a RAF dimer inhibitor ? Targets hetero-and homo-dimeric forms of RAF and all RAF isoforms, unlike prior RAFi, which only inhibited monomeric signaling in BRAF V600E mutants MEK/RAF vertical inhibition can abrogate the MAPK negative feedback loops that result from targeting a single node ? Combo allows for opportunity to meaningfully enhance monotherapy activity ? Lifirafenib Ph1 conducted in Australia showed monotherapy activity in RAS and RAF mutant tumors, which preclinical data suggest may be enhanced with addition of mirdametinib PROPRIETARY & CONFIDENTIAL 26 Source: Zhao et al., Nature Reviews Clinical Oncology, 2014. MECHANISM OF ACTION OF MIRDAMETINIB + LIFIRAFENIB Mirdametinib Lifirafenib

Mirdametinib + Lifirafenib: Encouraging Monotherapy Activity and Strong Preclinical Combo Data Monotherapy Activity Shown in RAS and BRAF Mutant Solid Tumors Source: Desai presentation, "A Phase IB study of RAF dimer inhibitor BGB-283 in patients with B-RAF or K-RAS/N-RAS mutated solid tumors," AACR 2017; Tang et al., Mol Cancer Ther, 2015; Yuan et al., Abstract #669: "BGB-283 effectively enhances MEK inhibitor induced tumor suppression in RAS mutant cancers", AACR 2015. PROPRIETARY & CONFIDENTIAL 27 1 Potent Pharmacological Activity Demonstrated in Vitro ? In addition to potent RAF inhibition, lifirafenib targets both homo / heterodimers and all RAF isoforms, which is thought to be critical to efficacy in non-V600 BRAF and RAS mutants 2 * On therapy at cut-off* On therapy at cut-off 3 Compelling Preclinical Synergy Demonstrated with Mirdametinib ? Left: pMEK at 1 hr at various MEKi monotherapy concentrations in Calu-6 cells (KRASQ61K) ? Right: Addition of lifirafenib improved mirdametinib activity in Calu-6 cells Selumetinib Pimasertib Mirdametinib Trametnib RO5126766 Mirdametinib + Lifirafenib MEKi Monotherapy KRAS-Mut Cancers (ex-CRC): Ph1a/b Best Objective Response BRAF Mutant Cancers: Ph1a/b Best Objective Response RAF isoforms IC50 (nmol/L; mean + SD) BRAFV600E 23 ± 5 nM BRAFWT 32 ± 8 nM CRAF 7.0 ± 2.3 nM ARAF 5.6 nM

Patients Currently Being Enrolled in the Dose-Escalation Portion of the Phase 1b Study

PHASE 1B

Study Summary

- Adaptive Ph1b study in patients with advanced/refractory cancers harboring *KRAS*, *NRAS* and *BRAF* mutations and other MAPK aberrations
- Trial commenced in Australia in May 2019 and US IND opened in July 2019; additional clinical sites to be opened
- BeiGene leading clinical operations

Summary of Endpoints

Part A

- Primary Endpoint: Safety and tolerability, maximum tolerated dose/recommended Phase 2 dose
- Secondary Endpoints: PK profile of combination, efficacy measures (ORR, duration, DCR, PFS, OS)

Part B

- Primary Endpoint: Objective response rate



Expansion cohorts (2)
Efficacy cohorts
Dose Escalation (1)
3 - 5 dose groups (3+3)
(n = ~21 - 30)
NSCLC (n = ~15)
Endometrial (n = ~15)
Additional cohorts with promising signal (e.g., CRC, pancreatic, biliary)
Add ~50 more pts per arm
Engage regulators on approval path

Key Event	Timing
Phase 1b Initiation	May 2019
Trial Update	2020
Efficacy Arm Decisions	4Q20-1Q21

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PROPRIETARY & CONFIDENTIAL

(1) Recruitment of no more than 50% with CRC or pancreatic cancer. Baseline tissue from either fresh tumor or archived tissue is mandatory for mutational and biomarker analysis.
(2) Paired tumor biopsies within 8 weeks of first dose and week 3 of cycle 1 are mandatory.

BGB-3245 RAF Mutant Solid Tumors

BGB-3245: Potentially Differentiated Program for Currently Unaddressed RAF Driver Mutations

Phase 1 Dose Escalation and Expansion Trial Expected to Initiate in 1Q20

SpringWorks THERAPEUTICS / BeiGene

BGB-3245

(via MapKure)

RAF **Mutant Solid Tumors**

RAF fusion and dimer inhibitor

- BGB-3245 is a novel RAF inhibitor being advanced in collaboration with BeiGene through MapKure, a newly formed, jointly owned entity
- BGB-3245 could address RAF alterations that currently lack targeted therapeutic options (newly described mutations and fusions)
- Preclinical activity demonstrated in tumor models with clinically-relevant biomarkers
- Preclinical package completed and Phase 1 trial expected to initiate in Australia in 1Q20, followed by submission of US IND thereafter
- Industry-leading Scientific Advisory Board guiding program and highlighted by Dr. Neal Rosen of Memorial Sloan Kettering Cancer Center

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PROPRIETARY & CONFIDENTIAL
SpringWorks THERAPEUTICS

The SpringWorks Opportunity Rylie NF1 patient

Pipeline is Rich in Near-Term Anticipated Catalysts


2019
2020
2021
Q1
Q2
Q3
Q4
Nirogacestat
Desmoid Tumors
Gamma secretase inhibitor (GSI)
Ph3 trial initiated
Trial update
Ph3 topline data
Nirogacestat
+ Belantamab Mafodotin
Relapsed/Refractory Multiple Myeloma
GSI + BCMA-targeted ADC
Ph1b trial initiation(1)
Mirdametinib
NF1-Associated Plexiform Neurofibromas (NF1-PN)
MEK 1/2 inhibitor (MEKi)
Ph2b trial initiated
Trial update
Mirdametinib + Lifirafenib
RAS/RAF Mutant and Other MAPK Pathway Aberrant Solid Tumors
MEKi + RAF dimer inhibitor
Ph1b trial initiated(2)
Initial data and dose selection
Efficacy arm indication selection
BGB-3245 (3)
RAF Mutant Solid Tumors
RAF fusion and dimer inhibitor
Ph1 trial initiation

Collaborator Asset

(1) Phase 1b clinical trial evaluating belantamab mafodotin in combination with nirogacestat in patients with relapsed or refractory multiple myeloma will be examined as a sub-study in GlaxoSmithKline's DREAMM-5 platform trial.
(2) Clinical trial being conducted by BeiGene.
(3) Program being developed by MapKure, LLC, jointly owned by SpringWorks and BeiGene.

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PROPRIETARY & CONFIDENTIAL
SpringWorks THERAPEUTICS

Financial Highlights $228M Private Financing Proceeds $186M September 2019 IPO Proceeds $344M Cash & Cash Equivalents(1) No Debt 43.0M Common Shares Outstanding(2) PROPRIETARY & CONFIDENTIAL 33 (1) As of September 30, 2019. (2) As of November 12, 2019. Current cash position expected to fund operations through 2022, enabling completion of 5 ongoing clinical trials Over $400M raised in gross proceeds since company formation in 2017

SpringWorks is Advancing a Diversified Portfolio of Targeted Oncology Therapies on the Path Towards Becoming a Commercial-Stage Company Operational excellence in clinical development Shared-value partnership and business development model Versatile and clinically validated product candidates Tightly integrated network of patient groups, research institutes, and KOLs Innovative combinations based on breakthrough translational insights Building commercial capabilities to support product launches programs in the clinic by PROPRIETARY & CONFIDENTIAL 34 5 1Q20 3 partnerships to develop therapies in large cancer indications trials in progress

Thank You 35